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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 2004


                        Financial Asset Securities Corp.


            (as depositor under the Pooling and Servicing Agreement,
          dated as of November 15, 2004, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2004-3)


                        FINANCIAL ASSET SECURITIES CORP.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                      333-111379               06-1442101
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

600 Steamboat Road,
Greenwich, Connecticut                                        06830
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (203) 625-2700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      OTHER EVENTS.
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Description of the Certificates and the Mortgage Pool

         Financial Asset Securities Corp. (the "Registrant") plans a series of certificates, entitled EquiFirst Mortgage Loan Trust, Series 2004-3, Mortgage Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of November 15, 2004, among the Registrant as depositor, Ocwen Federal Bank FSB as servicer and Deutsche Bank National Trust Company as trustee. The Certificates designated as the Series 2004-3 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, adjustable-rate mortgage loans secured by first liens on residential properties, having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Depositor at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS


                 ITEM 601(a) OF
                 REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.                 DESCRIPTION
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     1                 99           Computational Materials (as defined in Item
                                    8.01) that have been provided by Financial
                                    Asset Securities Corp. to certain
                                    prospective purchasers of EquiFirst Mortgage
                                    Loan Trust 2004-3, Asset-Backed
                                    Certificates, Series 2004-3 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7,
                                    1997).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 15, 2004

                                         FINANCIAL ASSET SECURITIES CORP.


                                         By:  /s/ Frank Skibo
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                                         Name:    Frank Skibo
                                         Title:   Senior Vice President

                                INDEX TO EXHIBITS
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                   Item 601(a) of
                   Regulation S-K                             Sequentially
Exhibit Number      Exhibit No.         Description           Numbered Page
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       1                 99             Computational         Filed Manually
                                        Materials